SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2001


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-26372                                          82-0429727
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       (Commission                                      (IRS Employer
       File Number)                                     Identification No.)


    349 Oyster Point Boulevard, Suite 200
           South San Francisco, CA                             94080
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   (Address of principal executive offices)                 (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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ITEM 5: OTHER EVENTS.

         Filed with this report as Exhibit 99.01 is a press release issued by the registrant on October 2, 2001, announcing preliminary results of a pivotal Phase III clinical trial regarding the registrant's lead drug, Anogesic(R) (nitroglycerin ointment), for the treatment of anal fissures and the registrant's intention to submit these results to the U.S. Food and Drug Administration as an amendment to its NDA submission made in June 2001.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits.
              --------

               99.01  Press Release issued by the Registrant on October 2, 2001.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 4, 2001                   CELLEGY PHARMACEUTICALS, INC.


                                         By: /s/ Richard Juelis
                                             ------------------
                                             A. Richard Juelis
                                             Vice President, Finance and Chief
                                             Financial Officer

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